SUPPLEMENT DATED FEBRUARY 12, 1998 TO
                        PROSPECTUS DATED MAY 1, 1997 FOR
                      INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                 PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
                                       AND
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY


--------------------------------------------------------------------------------




         This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to the prospectus and retain it with the prospectus for future reference. You may obtain an additional copy of the prospectus, free of charge, by writing or calling Phoenix Home Life Mutual Insurance Company ("Phoenix") at the address or telephone number set out below.

         The purpose of this supplement is to notify you of a proposal to substitute shares of the Phoenix Money Market Series ("Phoenix Fund") for shares of the Templeton Money Market Series ("Templeton") ("Substitution").

         On February 12, 1998, Phoenix filed an application with the Securities and Exchange Commission ("Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable insurance authorities, Phoenix and the Variable Accumulation Account propose to effect the Substitution as soon as practicable.

         Phoenix proposed the Substitution to provide a transfer of the assets of the Fund that currently and in the future may be expected to be of insufficient size to promote consistent investment performance or to reduce operating expenses.

         An Owner, prior to the date of the Substitution, may transfer their Money Market Sub-Account value to any other sub-account of the Variable Accumulation Account. Moreover, following the Substitution for a period of 30 days, Phoenix will permit transfers from the Money Market Sub-Account to any other sub-account of the Variable Accumulation Account without any limitation or charge being imposed. After the 30 days, any transfers from the Money Market Sub-Account will be subject to the restrictions described in the prospectus.

         The Eligible Funds in which the Variable Accumulation Accounts invests are set forth in the prospectus. You may obtain a prospectus by writing or calling Phoenix at the address or telephone number set out below.

         Phoenix believes, based on its review of existing federal income tax laws and regulations, that the Substitution by simultaneously placing an order to redeem the shares of the Templeton Fund and an order to purchase shares of the Phoenix Fund. Phoenix will bear the expenses attributable to the Substitution. Phoenix will send affected Owners a notice within five days after the Substitution.


--------------------------------------------------------------------------------

                          SERVICE CENTER: 800-243-4840
              Issued by: Phoenix Home Life Mutual Insurance Company
                    Distributed by: W.S. Griffith & Co., Inc.
                                  P.O. Box 5056
                             Hartford, CT 06102-5056